Exhibit 4.3

	NUMBER KCI- COMMON STOCK		SHARES COMMON STOCK
INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS
CUSIP
		[PICTURE]	SEE REVERSE FOR CERTAIN DEFINITIONS

Kinetic Concepts Inc.
This Certifies that

Is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

Kinetic Concepts Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and requested by the Transfer Agent and Registrar.
[SEAL]	In Witness thereof, the said Corporation has caused this Certificate to be signed in facsimile by the duly authorized officers and a facsimile of the Seal of the Corporation to be hereunto affixed.
Dated:
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
	(New York, NY.)		TRANSFER AGENT
AND REGISTRAR.
By
	SECRETARY	PRESIDENT	AUTHORIZED SIGNATURE

        The corporation will furnish to any shareholder, upon request and without charge, a full statement of the authority of the board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—		Custodian
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			under Uniform Gifts to Minors Act (State)

Additional abbreviations may also be used though not in the above list

        For value received,                                                                                                                                                     hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-mentioned Corporation with full power of substitution in the premises.
Dated

	NOTICE	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, TO EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.
Signature(s) Guaranteed

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 174d-15.